DEMAND PROMISSORY NOTE

$323,500.00 March 19, 2009

FOR VALUE RECEIVED, the undersigned, **mPhase Technologies, Inc.**, a New Jersey corporation, having offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter referred to as "the Maker," promises to pay pursuant to the terms hereof to the order of Gustave T. Dotoli, having an address at 245 Rutgers Place, Nutley, New Jersey hereinafter referred to as "the Holder," the principal sum of Three Hundred Twenty Three Thousand Five Hundred Dollars ($323,500), together with interest on the unpaid principal amount accrued at the rate of twelve (12%) percent per annum commencing December 31, 2007. This Note replaces an Accounts Payable for Deferred Compensation owed by the Maker to the Holder. The payments hereunder are to be made in accordance with the provisions of this promissory note, hereinafter referred to as "this Note,"

Payment Provisions: Payments of Principal plus accrued interest on this Note in the amount of Three Hundred Twenty Three Five Hundred dollars ($323,500) shall be due and payable on Demand.If a Default occurs, as defined in this Promissory Note, Holder may charge a one (1%) percent collection fee.

Default Provisions: If any of the following events ("Events of Default") shall occur, all amounts of principal unpaid on this Note, as well as accrued interest, shall be deemed to be immediately due and payable hereunder. Nothing herein shall limit any remedies that may be exercised by holder by law or statute. The Events of Default are as follows:

A. If the Maker fails to make any payment of interest or principal within five business days of the due date thereof as set forth above;

B. If the Maker should be adjudicated to be bankrupt, insolvent, or in the event of proceedings are instituted by or against the Maker for bankruptcy, insolvency or assignment for the benefit of creditors.

General Provisions:

A. This Note has been executed in the Sate of Connecticut. In the event of any legal action hereunder, this Note shall be governed, construed and enforced in accordance with the laws of the State of Connecticut.

B. The Maker shall not be released or discharged from its obligation to the Holder by reason of any extension of time for the payment of any amounts owing or due for unpaid principal or interest, or by reason of any waiver of any term or condition of this Note.

PD $2194.00 IN 1/10
PD $80,000.00 IN 2/10
PD $75,000.00 IN 4/10
BAL $166,306.00 6/30/10

C. The Maker may prepay at any time, and from time to time, without penalty, any principal plus accrued interest due on this note to the Holder. Maker shall give Holder not less than two (2) business days prior written notice of its desire to prepay this Note . Within such 2 day period, Holder shall have the right to either accept such prepayment or convert this Note on the terms set forth under the term "Conversion Rights" set forth above.

Notice Provisions: Any notices required by this Note shall be served by Certified or Registered mail, postage prepaid, addressed to the addresses listed below.

To the Makers at: Martin Smiley
EVP, CFO and General Counsel
MPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854-1711

To the Holder at: Gustave T. Dotoli
245 Rutgers Place
Nutley, New Jersey
07110

IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has set forth its signature as of the 19st[th] day of March, 2009.

mPhase Technologies, Inc.

By: *Martin Smiley*

Martin S. Smiley
EVP, CFO and General Counsel

DEMAND PROMISSORY NOTE

$127,256.00 March 19, 2009

FOR VALUE RECEIVED, the undersigned, **mPhase Technologies, Inc.**, a New Jersey corporation, having offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter referred to as "the Maker," promises to pay pursuant to the terms hereof to the order of Gustave T. Dotoli, having an address at 245 Rutgers Place, Nutley, New Jersey hereinafter referred to as "the Holder," the principal sum of One Hundred Twenty Seven Thousand Two Hundred Fifty Six Dollars ($127,256), together with interest on the unpaid principal amount accrued at the rate of twelve (12%) percent per annum. The payments hereunder are to be made in accordance with the provisions of this promissory note, hereinafter referred to as "this Note,"

Payment Provisions: Payments of Principal plus accrued interest on this Note in the amount of One Hundred Twenty Seven Thousand Two Hundred Fifty Six dollars ($127,256) shall be due and payable on Demand.If a Default occurs, as defined in this Promissory Note, Holder may charge a one (1%) percent collection fee.

Default Provisions: If any of the following events ("Events of Default") shall occur, all amounts of principal unpaid on this Note, as well as accrued interest, shall be deemed to be immediately due and payable hereunder. Nothing herein shall limit any remedies that may be exercised by holder by law or statute. The Events of Default are as follows:

A. If the Maker fails to make any payment of interest or principal within five business days of the due date thereof as set forth above;

B. If the Maker should be adjudicated to be bankrupt, insolvent, or in the event of proceedings are instituted by or against the Maker for bankruptcy, insolvency or assignment for the benefit of creditors.

General Provisions:

A. This Note has been executed in the Sate of Connecticut. In the event of any legal action hereunder, this Note shall be governed, construed and enforced in accordance with the laws of the State of Connecticut.

B. The Maker shall not be released or discharged from its obligation to the Holder by reason of any extension of time for the payment of any amounts owing or due for unpaid principal or interest, or by reason of any waiver of any term or condition of this Note.

PD $39,450 IN 10/09
PD $45,000 IN 11/09
PD $42,806 IN 1/10

BAL $ 0 6/30/10

C. The Maker may prepay at any time, and from time to time, without penalty, any principal plus accrued interest due on this note to the Holder. Maker shall give Holder not less than two (2) business days prior written notice of its desire to prepay this Note . Within such 2 day period, Holder shall have the right to either accept such prepayment or convert this Note on the terms set forth under the term "Conversion Rights" set forth above.

Notice Provisions: Any notices required by this Note shall be served by Certified or Registered mail, postage prepaid, addressed to the addresses listed below.

To the Makers at: Martin Smiley
EVP, CFO and General Counsel
MPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854-1711

To the Holder at: Gustave T. Dotoli
245 Rutgers Place
Nutley, New Jersey
07110

IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has set forth its signature as of the 19st[th] day of March, 2009.

mPhase Technologies, Inc.

By: Martin Smiley

Martin S. Smiley
EVP, CFO and General Counsel